UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 1, 2004
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


            IOWA                          0-32637               42-1039071
 (State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (515) 232-6251

                                 NOT APPLICABLE
              (Former Name, Former Address and Former Fiscal Year,
                          if Changed Since Last Report)


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Item 8.01  Other Events

     On December 1, 2004, Ames National Corporation issued a News Release announcing that the Company's has received approval from the NASDAQ Listing Qualifications Panel to list its common stock on the NASDAQ SmallCap Market on December 3, 2004. A copy of the New Release is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

The following exhibit is filed as part of this Report:

       Exhibit No.                                 Description
       -----------                                 -----------

          99.1                         News Release dated December 1, 2004.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AMES NATIONAL CORPORATION

Date:  December 1, 2004                           By:   /s/ Daniel L. Krieger
                                                  ------------------------------
                                                  Daniel L. Krieger, President
                                                  (Principal Executive Officer)


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                                  EXHIBIT INDEX

   Exhibit No.                                           Description
   -----------                                           -----------

      99.1                                 News Release dated December 1, 2004.